SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                 F O R M  8 - K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 29, 1997
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                              ACCESS BEYOND, INC.
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              (Exact name of registrant as specified in charter)

          Delaware                  0-21697                    52-1987873
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(State or Other Jurisdiction      (Commission)                (IRS Employer
      of Incorporation)            File Number)              Identification No.)

1300 Quince Orchard Blvd., Gaithersburg, MD                       20878
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (301) 921-8600

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On July 29, 1997, Access Beyond, Inc. (the "Registrant"), entered into an Agreement and Plan of Reorganization (the "Agreement") with Hayes Microcomputer Products, Inc., a Georgia corporation ("Hayes"). Pursuant to the terms of the Agreement, the Registrant will form a wholly-owned Georgia subsidiary that will merge with and into Hayes (the "Merger"). As a result, Hayes will become a wholly-owned subsidiary of the Registrant. The Merger is subject to, among other things, satisfactory completion of due diligence by both parties, the Registrant's obtaining a fairness opinion, compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the filing and effectiveness of the Registrant's Registration Statement on Form S-4, and approval of the transaction by the requisite shareholders of Hayes and the Registrant.

      When the Merger becomes effective, (a) the Hayes shareholders (excluding holders of options and warrants) will own 79% of the total outstanding equity of the Registrant (excluding options), subject to adjustment if Hayes or the Registrant issue additional equity securities prior to the Merger becoming effective; (b) the Registrant will assume all outstanding options and warrants held by Hayes stockholders to purchase Hayes stock; (c) the Registrant will change its name to Hayes Communications Inc.; and (d) the Board of Directors of the Registrant will be increased to seven, with three of the Registrant's present five directors resigning.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      See Exhibit Index.


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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 6, 1997

                                                ACCESS BEYOND, INC.


                                                By:  /s/ Ronald A. Howard
                                                     --------------------
                                                     Ronald A. Howard
                                                     President


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

                                 EXHIBIT INDEX

Exhibit     Description                                              Page Number
-------     -----------                                              -----------

10.1        Agreement and Plan of Reorganization, dated July 29,            7
            1997, etween Access Beyond, Inc. and Hayes Microcomputer Products, Inc.

99.1        Press release dated July 30, 1997.                            166


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